                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): July 8, 2003


                            INKSURE TECHNOLOGIES INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          DELAWARE                    0-24431               84-1417774
--------------------------------------------------------------------------------
(State or Other Jurisdiction of       (Commission File      (I.R.S. Employer
        Incorporation)                 Number)              Identification No.)


       32 Broadway, Suite 1314, New York, NY                     10004
--------------------------------------------------------------------------------
     (Address of Principal Executive Offices)                  (Zip Code)

       Registrant's telephone number, including area code: (212) 269-0370


--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report.)

ITEM 5. Other Items

On July 8, 2003, the InkSure Technologies Inc., a Nevada corporation ("InkSure-Nevada") effected the reincorporation of InkSure-Nevada from Nevada to Delaware.

The reincorporation into Delaware was effected through a merger (the "Merger") of InkSure-Nevada and InkSure Technologies (Delaware) Inc., a Delaware corporation formed as a wholly owned subsidiary of InkSure-Nevada for the purpose of effecting the reincorporation. InkSure Technologies (Delaware) Inc. was the surviving corporation in the Merger and in connection with a Certificate of Merger filed with the Secretary of State of the State of Delaware on July 7, 2003, changed its name to "InkSure Technologies Inc." (following such name change, herein referred to as the "Company"). The Merger was effected pursuant to the Agreement and Plan of Merger, dated as of July 3, 2003, by and between InkSure-Nevada and the Company (the "Merger Agreement"), which Merger Agreement was recommended for approval by the board of directors of InkSure-Nevada and duly approved by the stockholders of InkSure-Nevada at their 2003 annual meeting.

In connection with the Merger and pursuant to the Merger Agreement: (i) each share of InkSure-Nevada common stock, par value $0.01 per share, outstanding immediately prior to the effective time of the Merger was automatically converted into one share of the Company's stock, par value $0.01 per share, with the result that the Company is now the publicly held corporation and InkSure-Nevada has been merged out of existence by operation of law; (ii) the stockholders of InkSure-Nevada immediately prior to the Merger became the stockholders of the Company immediately after the Merger; (iii) each option and warrant to acquire shares of InkSure-Nevada common stock outstanding immediately prior to the Merger was converted into and became an equivalent option or warrant to acquire, upon the same terms and conditions, the equal number of shares of the Company's common stock (whether or not such option or warrant was then exercisable) and the exercise price per share under each respective option or warrant remained equal to the exercise price per share immediately prior to the Merger; (iv) the Certificate of Incorporation and Bylaws of the Company immediately prior to the Merger remained the Certificate of Incorporation of the Company following the Merger; and (v) the directors and officers of InkSure-Nevada in office immediately prior to the Merger became the directors and officers the Company following the Merger.

The Company's common stock will continue to trade on the Over-the-Counter Bulletin Board under the ticker symbol "INKS."

ITEM 7. Financial Statements, Pro forma Financial Information and Exhibits

(c) Exhibits.

Set forth below is a list of exhibits included as part of this Current Report.

EXHIBIT
NUMBER        DESCRIPTION OF EXHIBIT
------        ----------------------

Exhibit 2.1   Agreement and Plan of Merger, dated July 3, 2003, between
              InkSure Technologies Inc. and InkSure Technologies (Delaware) Inc.

Exhibit 3.1   Certificate of Incorporation of the Company

Exhibit 3.2   Bylaws of the Company

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            INKSURE TECHNOLOGIES INC.

Date: July 22, 2003                By: /s/ Eyal Bigon
                                       --------------
                                   Name:   Eyal Bigon
                                   Title:  Chief Financial Officer,
                                           Secretary and Treasurer